UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 24, 2010
ASCENT MEDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34176	26-2735737
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
12300 Liberty Boulevard
Englewood, Colorado 80112
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (720) 875-5622
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On November 24, 2010, Ascent Media Corporation (the “Company”) entered into a purchase and sale agreement (the “Purchase Agreement”) with Deluxe Entertainment Services Group Inc. (“Deluxe”), a subsidiary of MacAndrews & Forbes Holdings Inc. The Purchase Agreement provides for the sale to Deluxe and its wholly-owned subsidiary of two business units currently owned and operated by the Company through the Company’s wholly owned subsidiary, Ascent Media Group, LLC (“AMG”). The business units being sold by the Company to Deluxe comprise (i) the business of providing post-production services, including editorial, digital intermediate/Telecine and VFX (collectively, “Creative Services”) and (ii) the business of providing content owners, rights holders and distributors with services related to the storage, management, transformation and distribution of content (collectively, “Media Services”), in each case as conducted by AMG and certain subsidiaries of AMG through the businesses, entities, brands and divisions set forth in Table 1.1(a), below. We refer to the Creative Services business unit and the Media Services business unit collectively as the “Creative/Media Business”. The businesses, entities, brands and divisions set forth in Table 1.1(b) below are not included in the Creative/Media Business and are not being sold to Deluxe pursuant to the Purchase Agreement.
The aggregate purchase price to be paid by Deluxe for the Creative/Media Business is $67,823,000 in cash, subject to certain adjustments described below, plus the assumption of certain capital leases in the amount of $2,177,000. The purchase price is allocated 79% to the U.S. assets and operations of the Creative/Media Business and 21% to the assets and operations of the Creative/Media Business in the United Kingdom, which will be acquired by Deluxe through a wholly-owned subsidiary in the U.K. In addition, Deluxe will purchase certain fixed assets of Blink Digital from AMG for $100,000, and the Company will pay AMG $175,000 for the assignment of AMG’s rights in certain office equipment under an existing equipment lease.
Table 1.1(a) — Sold to Deluxe pursuant to the Purchase Agreement
Entities or Equity Interests:
1.	Ascent Media Creative Services, Inc., a California corporation

2.	Syndistro, LLC (one-third (1/3) interest), a Delaware limited liability company

3.	Javelin Distribution, LLC (50% interest), a Delaware limited liability company

4.	Company 3, LLC, a Delaware limited liability company

5.	Bobco Productions, LLC, a Delaware limited liability company

6.	Ascent Media Services, LLC, a Delaware limited liability company

7.	Ascent Media Group Limited, a company organized under the laws of England

8.	Rushes PostProduction Limited, a company organized under the laws of England

9.	One Post Limited, a company organized under the laws of England

10.	Co 3 London Limited, a company organized under the laws of England

11.	Method London Limited, a company organized under the laws of England
Brands, Business Divisions, Other Assets
1.	Beast

2.	Beast Chicago

3.	Beast Detroit

4.	Company 3 / CO3

5.	CO3 NY

6.	Encore Hollywood

7.	GMX (includes all assets, including technology, software and other intellectual property of the business, excludes the legal entity, the employees or any liabilities of GMX-The Global Media Exchange, LLC)

8.	Level 3 Post

9.	Method

10.	Method NY

11.	R!OT Atlanta facility

12.	Ruby Pictures

13.	Method Labs

14.	The Foundation

15.	Soho Film Lab

16.	Ascent 142

17.	Digital Media Distribution Center on Hollywood Way, Burbank, CA and in Northvale, NJ

18.	Cinetech

19.	DMDC

20.	Ascent Syndication

21.	FilmCore Distribution Hollywood

22.	FilmCore Distribution San Francisco

23.	FilmCore Distribution New York

24.	Viia, AERO and Vodera software solutions, inclusive of technology and other intellectual property and software of the business, excluding employees

25.	Blink Digital (certain fixed assets)
Table 1.1(b) — Not sold to Deluxe
1.	GMX-The Global Media Exchange, LLC, a Delaware limited liability company

2.	Four Media Company, LLC, a Delaware limited liability company

3.	Liberty Livewire LLC, a Delaware limited liability company

4.	CDP, LLC, a California limited liability company

5.	Hyper TV Productions, LLC, a California limited liability company

6.	HyperTV with Livewire, LLC, a Delaware limited liability company

7.	Ascent Media Network Services, LLC, a California limited liability company

8.	Ascent Media Holdings Limited, a company organized under the laws of England

9.	Todd-AO, Espana, a California corporation

10.	VSC MAL CORP., a Delaware corporation

11.	Ascent Media Systems Integration, LLC, a Delaware limited liability company

12.	TGS, LLC, a Virginia limited liability company

13.	103 Todd-AO Estudio S.L., a company organized under the laws of Spain

14.	Rushes Televisión, S.A de C.V., a company organized under the laws of Mexico

15.	Servicios Administrativos de Post Produccion S.A. de C.V., a company organized under the laws of Mexico

16.	Ascent Media (Singapore) Pte. Ltd., a private company limited by shares organized under the laws of Singapore

17.	Ascent Media Holdings Ltd., a company incorporated under the laws of the Republic of Singapore

18.	Ascent Media Pte. Ltd., a company incorporated under the laws of the Republic of Singapore

19.	Ascent Media Limited, a company organized under the laws of England

20.	Ascent Media GP Ltd., a company organized under the laws of England

21.	Ascent Media UK Limited Partnership

22.	4MC Limited, a company organized under the laws of England

23.	Soho Group Limited, a company organized under the laws of England

24.	Ascent Media 142 Limited, a company organized under the laws of England

25.	Todd-AO Filmatic Limited, a company organized under the laws of England

26.	Liberty Livewire Limited, a company organized under the laws of England

27.	SVC Television Limited, a company organized under the laws of England

28.	Ascent Media Network Services Europe Limited, a company organized under the laws of England

29.	Tele-Cine Limited, a company organized under the laws of England

30.	XTV Limited, a company organized under the laws of England

31.	Todd-AO UK Limited, a company organized under the laws of England

32.	Todd-AO Europe Holding Company Limited, a company organized under the laws of England

33.	TVP Videodubbing Limited, a company organized under the laws of England

34.	R!OT London Limited, a company organized under the laws of England

35.	Ascent Media Systems & Technology Services Limited, a company organized under the laws of England

36.	Soundelux London Limited, a company organized under the laws of England

37.	Stream Digital Media Limited, a company organized under the laws of England

38.	The London Switch Limited, a company organized under the laws of England

39.	TVI Limited, a company organized under the laws of England

40.	London Playout Centre Limited, a company organized under the laws of England

41.	St. Anne’s Post Limited, a company organized under the laws of England

42.	Studio Film and Video Holdings Limited, a company organized under the laws of England

43.	Soho Images Limited, a company organized under the laws of England

44.	Soho 601 Digital Productions Limited, a company organized under the laws of England

45.	The Todd-AO Brand
Purchase Price Adjustment
The purchase price is subject to adjustment based on the actual amounts of (i) net working capital, (ii) indebtedness and (iii) transaction expenses incurred by the entities operating the Creative/Media Business as of the closing date. At least two business days prior to the anticipated closing date, we will provide Deluxe with a report setting forth our good faith estimates of net working capital, indebtedness and transaction expenses as provided in the Purchase Agreement. Based on such estimates, the purchase price we receive at closing will be increased by the amount that the net working capital of the Creative/Media Business exceeds the specified target of $38,165,000, or decreased by any shortfall from such target. However, even if the actual net working capital exceeds the target by more than $3,000,000, the purchase price will not be increased by any more than $3,000,000. There is no similar limit to the downward adjustment based on net working capital. Such estimated purchase price may be re-adjusted following closing to the extent that the actual net working capital, indebtedness and expense amounts of the Creative/Media Business as of the closing date differ from such estimates.
Additional Agreements
In connection with the consummation of the sale of the Creative/Media Business, the Company will, among other things, (i) undergo an internal company reorganization in order to ensure that the world-wide Creative/Media Business is owned and operated solely by the entities which Deluxe is purchasing pursuant to the Purchase Agreement and (ii) enter into services agreements with Deluxe pursuant to which the Company or its subsidiaries will, following the closing of the sale of the Creative/Media Business, provide certain transitional support services to Deluxe in its operation of the Creative/Media Business.
Closing Conditions
Consummation of the transaction is subject to certain conditions, including, among others (i) the assignment, transfer or bifurcation of certain real property leases, (ii) no governmental law or order shall be in effect that prohibits the transaction, (iii) the accuracy of the representations and warranties made by each party to the Purchase Agreement, in each case, subject to certain material adverse effect qualifications, (iv) performance in all material respects by each party of their material agreements and covenants under the Purchase Agreement,. The transactions are also subject to the expiration or termination of any waiting period (and any extension thereof) under the HSR Act relating to the purchase and sale of the Creative/Media Business, however the parties do not expect the pre-filing notification and waiting period requirements of the HSR Act to apply to such transaction, because the aggregate consideration to be received by the Company from the sale of the U.S. assets and operations of the Creative/Media Business is less than the transaction value threshold of $64.3 million under that act.
In addition, Deluxe’s obligation to consummate the transaction is subject to additional conditions, including (i) the consummation of the internal reorganization of the Company described above, (ii) the completion of certain real property leases in the form agreed by the parties, (iii) that the Company has taken all necessary steps for certain benefit plans and related liabilities of the Company to be terminated upon closing, (iv) that Deluxe has taken all necessary steps to establish payroll, welfare and benefit plans for all Continuing Employees, (v) that certain real property leases have been assigned or novated so that Deluxe will have no liabilities under such leases after the closing of the transaction; and (vi) that Deluxe has received certain specified third-party consents.
The closing of the sale of the Creative/Media Business will occur on the second business day (or such other date mutually agreed in writing) following the satisfaction or waiver of all conditions to the obligations of the parties to consummate the transaction. We currently expect the sale of the Creative/Media Business to close on or about December 31, 2010.
Representations, Warranties and Covenants

The Purchase Agreement contains customary representations, warranties and covenants by each party. The Company has agreed to, among other things, (i) conduct the Creative/Media Business in the ordinary course consistent with past practice (ii) not solicit any competing proposals for the sale of the Creative/Media Business, and (iii) subject to certain exceptions not to enter into a business that competes with the Creative/Media Business or to solicit employees from Deluxe or its subsidiaries that operate the Creative/Media Business for a period of three years.
Termination
The Purchase Agreement may be terminated and the transaction abandoned at any time prior to consummation:
•	by mutual written consent of us and Deluxe;

•	by us or Deluxe, if (1) the closing has not occurred by February 28, 2011, subject to certain conditions or (2) any governmental authority of competent jurisdiction has issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Deluxe Purchase Agreement, and such order or other action has become final and non-appealable;

•	by us, if Deluxe or its subsidiary has breached representations, warranties, covenants or other agreements which leads to a violation of applicable closing conditions and cannot be cured by February 28, 2011 or if curable, is not cured within 20 days of our notice of intent to terminate;

•	by Deluxe, if we have breached representations, warranties, covenants or other agreements which leads to a violation of applicable closing conditions and cannot be cured by February 28, 2011 or if curable, is not cured within 20 days of Deluxe’s notice of intent to terminate.
Indemnification
The Agreement contains customary indemnification obligations of each party with respect to breaches of representations, warranties and covenants and certain other specified matters. The parties’ mutual indemnification obligations with respect to breaches of representations and warranties, and with respect to any breach by the Company of certain specified pre-closing covenants, are subject to a cap of $10,500,000 and a deductible basket of $1,000,000.
Item 7.01. Regulation FD Disclosure.
On November 24, 2010, the Company issued a press release announcing the execution and delivery of a definitive agreement providing for the sale of the Creative/Media Business to Deluxe, as described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release issued on November 24, 2010 is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. This Item 7.01 and the press release attached hereto as Exhibit 99.1 are being furnished to the SEC in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Ascent Media Corporation on November 24, 2010

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 30, 2010

ASCENT MEDIA CORPORATION
By:	/s/ William E. Niles
	Name:	William E. Niles
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Ascent Media Corporation on November 24, 2010